UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.      Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 3, 2018.

(b)    At the Annual Meeting:

(i)
The director nominees named in the Proxy were all elected to the Board as follows: Gerard M. Anderson, David A. Brandon, W. Frank Fountain, Jr., Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, James B. Nicholson, Josue Robles, Jr., Ruth G. Shaw, Robert C. Skaggs, Jr., David A. Thomas and James H. Vandenberghe were each elected to serve as a director of the Company for a one-year term expiring in 2019, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Gerard M. Anderson	118,582,366.552	3,278,241.940	23,017,243.000
David A. Brandon	119,696,039.096	2,164,569.396	23,017,243.000
W. Frank Fountain, Jr.	118,093,969.660	3,766,638.832	23,017,243.000
Charles G. McClure, Jr.	120,739,306.074	1,121,302.418	23,017,243.000
Gail J. McGovern	118,815,850.576	3,044,757.916	23,017,243.000
Mark A. Murray	121,233,798.936	626,809.556	23,017,243.000
James B. Nicholson	120,381,110.153	1,479,498.339	23,017,243.000
Josue Robles, Jr.	115,830,993.550	6,029,614.942	23,017,243.000
Ruth G. Shaw	118,646,624.044	3,213,984.448	23,017,243.000
Robert C. Skaggs, Jr.	121,254,702.985	605,905.507	23,017,243.000
David A. Thomas	121,245,716.362	614,892.130	23,017,243.000
James H. Vandenberghe	119,493,936.031	2,366,672.461	23,017,243.000

(ii)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2018, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
140,998,508.675	3,442,322.371	437,020.446	—

(iii)	Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
109,305,931.808	6,229,336.099	6,325,340.585	23,017,243.000

(iv)	Shareholders approved the amendment and restatement of the Company's Long-Term Incentive Plan as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
115,372,680.174	5,786,051.555	701,876.763	23,017,243.000

(v)	Shareholders did not approve the shareholder proposal relating to an independent economic analysis of early closure of Fermi 2 nuclear plant as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
6,858,658.268	112,350,490.661	2,651,459.563	23,017,243.000

(vi)
Shareholders did not approve the shareholder proposal relating to an amendment of bylaws to allow holders of 10% of shares to call a special meeting as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
39,679,878.546	81,089,980.271	1,090,749.675	23,017,243.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2018
DTE ENERGY COMPANY
(Registrant)

/s/ Lisa A. Muschong
Lisa A. Muschong
Corporate Secretary